                       MODIFICATION NO. 9
                               TO
                      CO-TENANCY AGREEMENT
                             BETWEEN
              PUBLIC SERVICE COMPANY OF NEW MEXICO
                               AND
                  TUCSON ELECTRIC POWER COMPANY



            This Modification No. 9 to the Co-Tenancy Agreement Between PUBLIC SERVICE COMPANY OF NEW MEXICO ("New Mexico") and TUCSON ELECTRIC POWER COMPANY ("Tucson"), hereinafter sometimes referred to collectively as the "Parties" or "Participants," is hereby entered into and executed as of the 12 day of January, 1994

            WITNESSETH

            WHEREAS, the Parties entered into an agreement described as the Co-Tenancy Agreement Between New Mexico and Tucson effective July 1, 1969, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993, Modification No. 7 on April 1, 1993 and Modification No. 8 on September 15, 1993 ("Co-Tenancy Agreement"), which establishes certain terms and conditions relating to their ownership and operation of the San Juan Project and Project Agreements; and

            WHEREAS, as of May 27, 1993, New Mexico and Utah Associated Municipal Power Systems, a political subdivision of the State of Utah ("UAMPS"), entered into the Restated and Amended San Juan Unit 4 Purchase and Participation Agreement ("UAMPS PPA"), whereby UAMPS agreed to purchase from New Mexico a 7.028 percent undivided ownership interest in Unit 4; and

            WHEREAS, the UAMPS PPA provides, among other things, that UAMPS, upon closing of the transaction provided for in the UAMPS PPA, will have the voting rights and obligations of a Unit Participant on San Juan Project Committees as said rights and obligations are set forth in the Project Agreements; and

            WHEREAS, New Mexico and Tucson desire to clarify the rights and responsibilities of Participants and Unit Participants in the San Juan Project as a result of UAMPS' purchase of a 7.028 percent undivided interest in Unit 4 pursuant to the UAMPS PPA.

            NOW, THEREFORE, the Parties agree that the Co-Tenancy
Agreement is hereby amended as follows:

                 1.0 Effective Date. This Modification No. 9 shall become effective immediately upon the closing of UAMPS' purchase of the 7.028 percent undivided ownership interest in Unit 4 pursuant to the UAMPS PPA.

            2.0 Compliance With Section 6.7. Section 6.7 of the Co-Tenancy Agreement requires that in the event either Participant transfers any of its rights, title or interest in the San Juan Project, the Participants shall jointly execute a Supplement to the Co-Tenancy Agreement, in recordable form, which describes the rights, titles, and interests of each Participant following such transfer or assignment. On November 17, 1981, New Mexico sold and transferred an 8.475 percent undivided ownership interest in Unit
4 to the City of Farmington, New Mexico ("City of Farmington"). On December 31, 1981, Tucson and the M-S-R Public Power Agency ("M-S-R") entered into the Tucson/M-S-R Agreement-Option to Acquire Ownership Interest in San Juan Unit 4, wherein Tucson agreed to Jell to M-S-R and M-S-R agreed to purchase from Tucson, pursuant to the terms and conditions of such agreement, on or before November 30, 1982, the Tucson Option (also referred to as the "Option to Repurchase" in the May 16, 1979, San Juan Unit 4 Purchase Agreement between New Mexico and Tucson). On November 29, 1982, New Mexico and M-S-R executed the San Juan Unit 4 Purchase and Participation Agreement and on September 26, 1983, New Mexico and M-S-R executed the San Juan Unit 4 Early Purchase and Participation Agreement under which New Mexico sold and transferred a 28.8 percent undivided ownership interest in Unit 4 to M-S-R effective December 31, 1983. On October 31, 1984, Tucson transferred its 50 percent undivided ownership interest in Unit 3 to the Alamito Company ("Alamito"). Alamito has since that date changed its name to Century Power Corporation ("Century"). On December 28, 1984, New Mexico and the Incorporated County of Los Alamos, New Mexico ("Los Alamos County") entered into the Amended and Restated San Juan Unit 4 Purchase and Participation Agreement ("County PPA") which provided that New Mexico would sell and transfer to Los Alamos County a 7.2 percent undivided ownership interest in Unit 4 which transfer occurred as of July 1, 1985. On April 26, 1991, New Mexico and the City of Anaheim, California ("City of Anaheim") entered into the San Juan Unit 4 Purchase and Participation Agreement (the "Anaheim PPA") which provided that New Mexico would sell and transfer to the City of Anaheim a 10.04 percent undivided ownership interest in Unit 4, which transfer occurred on August 12, 1993. On March 25, 1993, Century and Southern California Public Power Authority ("SCPPA") entered into the San Juan Unit 3 Purchase Agreement (the "SCPPA PA") which provided that Century would sell and transfer to SCPPA a 41.8 percent undivided ownership interest in Unit 3, which transfer occurred on July 1, 1993. As of May 27, 1993, New Mexico and UAMPS entered into the UAMPS PPA which provides that New Mexico will sell and transfer to UAMPS a 7.028 percent undivided ownership interest in Unit 4, which transfer is expected to occur in 1994. In accordance with the requirements of
Section 6.7, the following sections of the Co-Tenancy Agreement are hereby amended to read as follows:

Amended Section 6.3.1:

            6.3.1 For Units 1 and 2 and for all equipment and facilities directly related to Units 1 and 2, in accordance with the following percentages:

            A. Participants
               1. New Mexico - 50 percent
               2. Tucson - 50 percent

           B. Unit Participants
               1. M-S-R - 0 percent
               2. City of Farmington - 0 percent
               3. Century - 0 percent
               4. Los Alamos County - 0 percent
               5. SCPPA - 0 percent
               6. City of Anaheim - 0 percent
               7. UAMPS - 0 percent

           6.3.1.1 For Unit 3 and for all equipment and facilities directly related to Unit 3 only, in accordance with the following percentages:

           A. Participants
               1. New Mexico - 50 percent
               2. Tucson - 0 percent

          B. Unit Participants
               1. M-S-R - 0 percent
               2. City of Farmington - 0 percent
               3. Century - 8.2 percent
               4. Los Alamos County - 0 percent
               5. SCPPA - 41.8 percent
               6. City of Anaheim - 0 percent
          7. UAMPS - 0 percent

     Amended Section 6.3.2:

           6.3.2 For Unit 4 and for all equipment and facilities directly related to Unit 4 only, in accordance with the following percentages:

          A.   Participants
               1. New Mexico - 38.457 percent
               2. Tucson - 0 percent

          B.   Unit Participants
               1. M-S-R - 28.8 percent
               2. City of Farmington - 8.475 percent
               3. Century - 0 percent
               4. Los Alamos County - 7.20 percent
               5. SCPPA - 0 percent
               6. City of Anaheim - 10.04 percent
               7. UAMPS - 7.028 percent

     Amended Section 6.3.3:

            6.3.3 For equipment and facilities common only to Units 1 and 2, in accordance with the following percentages:

          A.   Participants
               1. New Mexico - 50 percent
               2. Tucson - 50 percent

          B.   Unit Participants
               1. M-S-R - 0 percent
               2. City of Farmington - 0 percent
               3. Century - 0 percent
               4. Los Alamos County - 0 percent
               5. SCPPA - 0 percent
               6. City of Anaheim - 0 percent
               7. UAMPS - 0 percent

     Amended Section 6.3.4:

            6.3.4 For equipment and facilities common only to Units 3 and 4, in accordance with the following percentages:

          A.   Participants

               1. New Mexico - 44.119 percent
               2. Tucson - 0 percent

          B.   Unit Participants
               1.   M-S-R - 14.4 percent
               2. City of Farmington - 4.249 percent (ownership interest is with respect to common facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of common facilities which were in service on November 17, 1981).
               3.   Century - 4.1 percent
               4.   Los Alamos County - 3.612 percent
               5.   SCPPA - 20.9 percent
               6.   City of Anaheim - 5.07 percent
               7.   UAMPS - 3.55 percent

Amended Section 6.3.5:

            6.3.5 For equipment and facilities common to all of the units in accordance with the following percentages:

          A.   Participants
               1.   New Mexico - 46.297 percent
               2.   Tucson - 19.8 percent

          B.   Unit Participants
               1.   M-S-R - 8.7 percent
               2. City of Farmington - 2.559 percent (ownership interest is with respect to common facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of common facilities which were in service on November 17, 1981).
                3.  Century - 2.49 percent
                4.  Los Alamos County - 2.175 percent
                5.  SCPPA- 12.71 percent
                6.  City of Anaheim - 3.10 percent
                7.  UAMPS - 2.169 percent

Amended Section 6.3.6:

           6.3.6 For the Switchyard Facilities except as otherwise provided in Section 15 hereof, in accordance with the following percentages:

          A.   Participants
               1.   New Mexico - 50 percent
               2.   Tucson - 50 percent

          B.   Unit Participants
               1.   M-S-R - 0 percent
               2.   City of Farmington - 0 percent
               3.   Century - 0 percent
               4.   Los Alamos County - 0 percent
               5.   SCPPA - 0 percent
               6.   City of Anaheim - 0 percent
               7.   UAMPS - 0 percent

            3.0 Amended Section 8.1. Section 8.1 shall be amended to read in its entirety as follows:

                  8.1   Subject to the provisions of paragraphs
10.1 and 10.2 hereof, the Participants shall be entitled to share the Net Effective Generating Capacity of Units 1 and 2 in equal, undivided one-half (1/2) interests. New Mexico, Century and Unit Participants to which Century conveys or has conveyed ownership interests and generation entitlements in Unit 3 shall have a 100 percent (100%) interest in the Net Effective Generating Capacity of Unit 3. New Mexico and Unit Participants to which New Mexico conveys or has conveyed ownership interests and generation entitlements in Unit 4 shall have a 100 percent (100%) interest in the Net Effective Generating Capacity of Unit 4.

           4.0 Amended Section 9.5.3. Section 9.5.3 shall be amended to read in its entirety as follows:

                  9.5.3 With respect to matters involving and not solely related to Unit 4, New Mexico will in good faith solicit the views of the City of Farmington, Los Alamos County, the City of Anaheim and UAMPS on matters involving the San Juan Project which affect Unit 4.

            5.0 Amended Exhibit V. Exhibit V (a-h) shall be amended to read in its entirety as shown on the attached Exhibit A.

            6.0 Amended Section 25.8. Section 25.8 shall be amended to read in its entirety as follows:

                  25.8 Except as modified by the provisions set forth in Modification No. 9, all of the terms and conditions of the Co-Tenancy Agreement, effective as of July 1, 1969, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993, Modification No. 7 on April 1, 1993 and Modification No. 8 on September 15, 1993, shall remain in full force and effect.

            7.0 Amended Section 26. Section 26 shall be amended to read as follows:

           26.0 RECOGNITION OF M-S-R, THE CITY OF FARMINGTON,
CENTURY POWER CORPORATION, LOS ALAMOS COUNTY, SCPPA, THE CITY OF
ANAHEIM AND UAMPS ACKNOWLEDGEMENT.

                   26.1 The Parties recognize that M-S-R, the City of Farmington, Century Power Corporation, Los Alamos County, SCPPA, the City of Anaheim and UAMPS each has acknowledged that it is familiar with the Project Agreements as amended between New Mexico and Tucson and such agreements govern the activities of the San Juan Project. Where a specific provision of the EPPA, the Farmington PAPA, the County PPA, the Anaheim PPA, or the UAMPS PPA is in conflict with the provision in one or more of the Project Agreements, then (a) as between New Mexico and M-S-R, the provisions of the EPPA shall govern, all as provided in Section 5.2 of such EPPA, and (b) as between New Mexico and the City of Farmington, the provisions of the Farmington PAPA shall govern, all as provided in Section 8.2 of the Farmington PPA, and (c) as between New Mexico and Los Alamos County, the provisions of the County PPA shall govern, all as provided in Section 5.2 of the County PPA, and (d) as between New Mexico and the City of Anaheim, the provisions of the Anaheim PPA shall govern, all as provided in
Section 7.2 of the Anaheim PPA and (e) as between New Mexico and UAMPS, the provisions of the UAMPS PPA shall govern, all as provided in Section 7.2 of the UAMPS PPA. "EPPA" shall mean the San Juan Unit 4 Early Purchase and Participation Agreement entered into by New Mexico and M-S-R on September 26, 1983. "Farmington PAPA" shall mean the San Juan Unit 4 Purchase Agreement and Participation Agreement entered into by New Mexico and the City of Farmington on November 17, 1981. "County PPA" shall mean the Amended and Restated San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and Los Alamos County on December 28, 1984. "Anaheim PPA" shall mean the San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and the City of Anaheim on April 26, 1991. "UAMPS PPA" shall mean the Restated and Amended San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and UAMPS as of May 27, 1993.

            IN WITNESS WHEREOF, the Parties hereto have caused this Modification No. 9 to the Co-Tenancy Agreement to be executed as of the 12 day of January, 1994.


                     PUBLIC SERVICE COMPANY OF NEW MEXICO

                     By: /s/ M. Phyllis Bourque

                     Its: Senior Vice President

                     TUCSON ELECTRIC POWER COMPANY

                     By: /s/ N. B. Johnsen

                     Its: Vice President

                            Exhibit A

                        AMENDED EXHIBIT V

                           Exhibit V(a)

                    FACILITIES AND EQUIPMENT
                 SPECIFIC TO SAN JUAN UNIT NO. 1
                            Ownership



New Mexico - 50%                      Tucson - 50%
M-S-R - 0%                            City of Farmington - 0%
Century Power Corporation - 0%        Los Alamos County - 0%
SCPPA - 0%                            City of Anaheim - 0%
UAMPS - 0%

1. Turbine Generator

2. Condenser

3. Condensate and Feedwater System

     a. Condensate Pumps
     b. Feedwater Heaters
     c. Boiler Feed Pumps
     d. Storage Tanks

4.   Boiler including: Air Heaters, Pulverizers, Bunkers, and
     Feeders

5.   Forced Draft Fans and Primary Air Fans

6.   Precipitator

7.   Stack and Stack Monitoring System

8.   Cooling Tower

9.   Circulating Water Pumps

10.  Main, Start-Up, Unit Auxiliary, and SO2 Scrubber
     Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment)

12.  Fly Ash System

13.  Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-Pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-Pound Control Valve and Branch Line to the Chemical Plant.

15.  Emergency Diesel Generator

16.  Electrical and Control Systems

17.  SSR Protection System

18.  Unit Specific Piping for all Air Systems, Chemical Feed
     Systems, and Hydrogen

                          Exhibit V(b)

                    FACILITIES AND EQUIPMENT
                 SPECIFIC TO SAN JUAN UNIT NO. 2

                            Ownership

New Mexico - 50%                     Tucson - 50%
M-S-R - 0%                           City of Farmington - 0%
Century Power Corporation - 0%       Los Alamos County - 0%
SCPPA - 0%                           City of Anaheim - 0%
UAMPS - 0%

1.   Turbine Generator

2.   Condenser

3.   Condensate and Feedwater System

     a. Condensate Pumps
     b. Feedwater Heaters
     c. Boiler Feed Pumps
     d. Storage Tanks

4.   Boiler including: Air Heaters, Pulverizers, Bunkers, and
     Feeders

5.   Forced Draft Fans and Primary Air Fans

6.   Precipitator

7.   Stack and Stack Monitoring System

8.   Cooling Tower

9.   Circulating Water Pumps

10.  Main, Start-Up, Unit Auxiliary, and SO2 Scrubber
     Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment)

12.  Fly Ash System

13.  Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-Pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-Pound Control Valve and Branch Line to the Chemical Plant

15.  Emergency Diesel Generator

16.  Electrical and Control Systems

17.  Unit Specific Piping for all Air Systems, Chemical Feed
     Systems, and Hydrogen

                          Exhibit V(c)

                    FACILITIES AND EQUIPMENT
                 SPECIFIC TO SAN JUAN UNIT NO. 3

                            Ownership

New Mexico - 50%                     Tucson - 0%
M S-R - 0%                           City of Farmington - 0%
Century Power Corporation - 8.2%     Los Alamos County - 0%
SCPPA - 41.8%                        City of Anaheim - 0%
UAMPS - 0%

1.   Turbine Generator

2.   Condenser

3.   Condensate and Feedwater System

     a.   Condensate Pumps
     b.   Feedwater Heaters
     c.   Boiler Feed Pumps
     d.   Storage Tanks

4.   Boiler including: Air Heaters, Pulverizers, Bunkers, and
     Feeders

5.   Forced Draft Fans and Primary Air Fans

6.   Precipitator

7.   Stack and Stack Monitoring System

8.   Cooling Tower

9.   Circulating Water Pumps

10.  Main, Unit Auxiliary 3A and 3B Transformers*

11.  Bottom Ash System including: Hopper, Dewatering Tank,
     Settling Tank, Surge Tank, Storage Tank and Pump House

12.  Fly Ash System

13.  Building HVAC System

14.  SO2, Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and
     Flue Gas Reheat System

*New Mexico and Tucson each owns a 50% interest in the main unit transformer.

15.  Emergency Diesel Generator

16.  Electrical and Control Systems

17.  Fuel Oil Ignitor Heaters and Unit Specific Piping

18.  Unit Specific Piping for all Air Systems, Chemical Feed
     Systems, and Hydrogen

19.  Coal Reclaim Hoppers, Feeders, Feeder Belts, Belt Scales,
     Fire Protection System, and 3C Conveyor to the Secondary
     Crusher Building

20.  SSR Protection System

21.  Auxiliary Steam Header Piping System:

     a.   Including the Unit Specific Branch Line to the Reheat
          System

     b.   Not included is the Branch Line to the Chemical Plant

                          Exhibit V(d)

                    FACILITIES AND EQUIPMENT
                 SPECIFIC TO SAN JUAN UNIT NO. 4

                            Ownership


New Mexico - 38.457%                Tucson - 0%
M-S-R - 28.8%                       City of Farmington - 8.475%
Century Power Corporation - 0%      Los Alamos County - 7.2%
SCPPA - 0%                          City of Anaheim - 10.04%
UAMPS - 7.028%

1.   Turbine Generator

2.   Condenser

3.   Condensate and Feedwater System

     a. Condensate Pumps
     b. Feedwater Heaters
     c. Boiler Feed Pumps
     d. Storage Tanks

4.   Boiler including: Air Heaters, Pulverizers, Bunkers, and
     Feeders

5.   Forced Draft Fans and Primary Air Fans

6.   Precipitator

7.   Stack and Stack Monitoring System

8.   Cooling Tower

9.   Circulating Water Pumps

10.  Main, Unit Auxiliary 4A and 4B Transformers

11.  Bottom Ash System including: Hopper, Dewatering Tank,
     Settling Tank, Surge Tank, Storage Tank and Pump House

12.  Fly Ash System

13.  Building HVAC System

14.  SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and
     Flue Gas Reheat System

15.  Emergency Diesel Generator

16.  Electrical and Control Systems

17.  Fuel Oil Ignitor Heaters and Unit Specific Piping

18.  Unit Specific Piping for all Air Systems, Chemical Feed
     Systems, and Hydrogen

19.  Coal Reclaim Hoppers, Feeders, Feeder Belts, Belt Scales,
     Fire Protection System, and 3D Conveyor to the Secondary
     Crusher Building

20.  Auxiliary Steam Header Piping System:

     a.   Including the Unit Specific Branch Line to the Reheat
          System

     b.   Not included is the Branch Line to the Chemical Plant

                          Exhibit V(e)

                    FACILITIES AND EQUIPMENT
                COMMON TO SAN JUAN UNITS 1 AND 2

                            Ownership

New Mexico - 50%                   Tucson - 50%
M-S-R - 0%                         City of Farmington - 0%
Century Power Corporation - 0%     Los Alamos County - 0%
SCPPA - 0%                         City of Anaheim - 0%
UAMPS - 0%

1.   Bearing Cooling Water System

2.   Bottom Ash Dewatering Facility including: Dewatering Tank,
     Settling Tank, Surge Tank, Storage Tank, and Pump House

3. Demineralizer System including: Clarifier, Storage Tanks, and Sump Pump

4.   Fuel Oil System (Fuel Oil for Ignition and Flame
     Stabilization)

5. Premix Tank Facility (This was the wastewater neutralizer facility and is now operated as part of the Water Management
     System.)

6.   Instrument Air System, except Unit Piping

7.   Chemical Feed System except Unit Piping

     a. Condensate and Feedwater System
     b. Boiler
     c. Bearing Cooling Water System
     d. Cooling Tower Systems
     e. Chlorination System

8.   Plant Air System except Unit Piping

9.   Sootblowing Air System except Unit Piping

10.  Hydrogen Storage System except Unit Piping

11.  Coal Handling Reclaim Systems A and B including: Hoppers,
     Feeders, Reclaim Conveyors, Belt Scales, and Sprinkler
     System

12.  Coal Tripper System south of column, Line 12 including Dust
     Collection System

13.  Turbine Lube Oil Storage and Transfer System

14.  Control Room, Equipment Rooms, and Associated HVAC System

15.  Turbine Crane south of column, Line 12

16.  Fuel Oil, Ash, and Water Pipe Racks

17.  Boiler Fill System for Units 1 and 2

18.  All spare parts common to either unit

19.  SO2 Backup Scrubber-Absorber Transformer

20.  SAR Multiplexer Control System

                          Exhibit V(f)

                    FACILITIES AND EQUIPMENT
                COMMON TO SAN JUAN UNITS 3 AND 4

                            Ownership


New Mexico - 44.119%                  Tucson - 0%
M-S-R- 14.4%                          City of Farmington - 4.249%
Century Power Corporation - 4.1%      Los Alamos County- 3.612%
SCPPA- 20.9%                          City of Anaheim - 5.07%
UAMPS - 3.55%


1.   Bearing Cooling Water System

2.   Demineralizer System: including Sump Pumps, Filter Beds, and
     Storage Tanks

3.   Fuel Oil System (Fuel Oil for Ignition and Flame
     Stabilization except Ignitor Heaters and Unit Specific
     Piping)

4. Wastewater Neutralizer Facility (This facility is operated as part of Water Management System.)

5.   Instrument Air System except Unit Piping

6.   Chemical Feed System except Unit Piping

     a. Condensate and Feedwater System
     b. Boiler
     c. Bearing Cooling Water System
     d. Cooling Tower Systems
     e. Chlorination System

7.   Plant Air System except Unit Piping

8.   Sootblowing Air System except Unit Piping

9.   Start-up Transformers and Nonseg Bus to Units 3 and 4
     Switchgear

10.  Hydrogen Storage System except Unit Piping


City of Farmington's ownership interest is with respect to Common
Facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of Common
Facilities which were in service on November 1 7, 1981.

11.  Coal Tripper System Serving Units 3 and 4 including Dust
     Collection Systems

12.  Turbine Lube Oil Storage and Transfer System

13.  Control Room, Equipment Rooms, and Associated HVAC System

14.  Boiler Fill System for Units 3 and 4

15.  Auxiliary Cooling Systems including Auxiliary Cooling Tower
     No. 1 and Pumps, but excepting No. 4 Tower Pumps and Piping which is Unit Specific

16.  C02 Storage System

17.  Start-Up Boiler Feed Pump

18.  Turbine Bay Crane north of column, Line 12

19.  Fuel Oil, Ash, and Water Pipe Racks

20.  Fire Water Booster and Jockey Pumps

21.  Halon Fire Protection System

22.  Cooling Tower Multiplex Control System

23.  All spare parts common to either unit.

                          Exhibit V(g)
                    FACILITIES AND EQUIPMENT
                COMMON TO ALL FOUR SAN JUAN UNITS

                            Ownership


New Mexico - 46.297%               Tucson - 19.8%
M-S-R - 8.7%                       City of Farmington - 2.559%
Century Power Corporation - 2.49%  Los Alamos County - 2.175%
SCPPA - 12.71%                     City of Anaheim - 3.10%
UAMPS - 2.169%


1.   River and Raw Water System including:

     a. Diversion and intake structures, including all equipment and pump building.
     b.   Raw water line to reservoir.
     c.   Reservoir and pump buildings and all equipment.
     d.   Raw water lines to plant yard.
     e. All above ground and underground fire protection system to each vendor supplied or unit specific fire distribution system.

2.   Auxiliary Boiler

3.   SO2 System Chemical Plant except Absorbers

     a.   Double effect evaporator train systems.
     b.   Fly ash filter system.
     c.   Absorber product and feed tanks.
     d.    Condensate collection, storage, and transfer systems.
     e.   Soda ash storage, mixing, and distribution systems.
     f. Sulfate purge system including: crystallizers, centrifuges, evaporators, and salt cake system.
     g. Sulfuric acid plant system including storage tanks and load out system.
     h.   Auxiliary No. 2 cooling tower, pumps, and systems.

4.   Spare-Main Transformer 345/24 kV for all units

5.   Maintenance, Office, and Warehousing Facilities


City of Farmington's ownership interest is with respect to Common
Facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of Common
Facilities which were in service on November 17, 1981.

6.   Chemical Laboratory

7.   Coal and Ash Handling Control Facilities

8. Roads and grounds such as fencing, yard lighting, guard facilities, drainage, and dikes.

9.   Potable Water System

10.  Environmental Monitoring systems including Air, Water, and
     Ground.

     Excludes Stack Monitoring Systems which are unit specific.

11.  Transportation such as trucks, cars, and dozers

12.  Water Management System

     a.   Wastewater Recovery System - Northside
          1) Reverse osmosis system including lime/soda softening clarifier system.
          2) Brine concentrator Nos. 4 and 5.
          3) Process Pond No. 3 and pumping system.
          4) North evaporation Ponds 1, 2 and 3.
     b.   SO2 Waste Treatment System - Southside
          1) Process ponds 1A, 1B, 2 and pumping system.
          2) Clarifier system.
          3) Oxidation towers.
          4) Brine concentrator Nos. 2 and 3.
          5) South evaporation pond Nos. 1, 2, 3, 4 and 5.

     c.   Data Acquisition System

     d.   Solid Waste Disposal Pit

     e.   Coal Pile Runoff Ponds

13.  Coal Transfer Facilities from the Reclaim Conveyors to the
     Head-End of Plant Belts 4A and 4B and Dust Suppression
     Systems

14.  Maintenance Bay Facilities including: Bay Bridge Crane, all
     Offices, and Support Facilities

15.  Sewage Treatment Facilities

16.  On each of Units 1 and 2, the Chemical Plant 165-pound
     Control Valve, and Branch Line from the Unit Specific
     650-pound Reheat Steam Line

17.  On each of Units 3 and 4, the Chemical Plant Branch Steam
     Line from the Unit Specific Auxiliary Steam Header System

Exhibit V(h)

SAN JUAN PROJECT
SWITCHYARD FACILITIES

Cost Allocation (%)

Replacements/Improvements
Installed Cost Betterments

                               New               New
                              Mexico   Tucson   Mexico   Tucson

345 kV Bus 1 & 3 (East Bus)     50       50       50       50
       Bus 2 (West Bus)         50       50       50       50

Circuit Breakers

06582 (345/230)                 50       50       50       50
05482                           50       50       50       50
04382 (OJO)                     50       50       50       50
12982 (McKinley)                50       50       50       50
11882                           50       50       50       50
10782 (Unit 4)                  50       50       50       50
09882 (McKinley)                58.33    41.67    62.5     37.5
08782                           54.16    45.84    56.25    43.75
07682 (Unit 3)                  50       50       50       50
15282 (Four Corners)            50       50       50       50
14182                           50       50       50       50
13082 (Unit 2)                  50       50       50       50
18582 (West Mesa)               50       50       50       50
17482                           50       50       50       50
16382 (Unit 1)                  50       50       50       50
20782                           50       50       50       50

                          Exhibit V(h)
                           (continued)

                    Replacements/Improvements
                   Installed Cost Betterments

                               New               New
                              Mexico   Tucson   Mexico   Tucson

Shunt Reactors

Ojo                            100        0      100        0
McKinley 1                    5.36    94.64     5.36    94.64
McKinley 2                   16.67    83.33       25       75
WW (BA)                        100        0      100        0

Transformers

Station Aux. No. 2             100        0      100        0
  400 MVA, 345/230-12.5
Station Aux. No. 1              50       50       50       50
  345/4.16-12.5
Station Aux. No. 3              50       50       50       50
  90 MVA, 345/69-12.5

Future Facilities

345/69/12 kV                 66.67    33.33    66.67    33.33
2-345 Kv Bkrs (Durango)         50       50       50       50

Lower Voltage

230 Kv Control Hse           83.33    16.67    83.33    16.67
230/69 kV Trf                66.67    33.33    66.67    33.33
Shiprock 230 Kv line           100        0      100        0